UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 6, 2008

BEST ENERGY SERVICES, INC.
(Exact name of registrant specified in its charter)
Nevada	333-142350	02-0789714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1010 Lamar Street, 12th Floor, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone, including area code:	(713) 933-2600

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 6, 2008 Best Energy Services, Inc. issued a press release announcing its  results for the fiscal year ended January 31, 2008. The full text of the press release is attached hereto.

The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.1 Press Release dated May 6, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST ENERGY SERVICES, INC..

Date:	May 6, 2008	By:	/s/ Larry W. Hargrave
Name: Larry W. Hargrave Title: Chief Executive Officer